                                                                     EXHIBIT 1.1







                              DEPOTECH CORPORATION





                               2,000,000 SHARES OF


                                  COMMON STOCK




                             UNDERWRITING AGREEMENT



                               ____________, 1996
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                             UNDERWRITING AGREEMENT




                                                              ____________, 1996

DILLON, READ & CO. INC.
UBS SECURITIES LLC
VECTOR SECURITIES INTERNATIONAL, INC.
         As Representatives of the
         Several Underwriters
c/o Dillon, Read & Co. Inc.
535 Madison Avenue
New York, New York  10022

Dear Sirs:

         DepoTech Corporation, a California company (the "Company") proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the "Underwriters") an aggregate of 2,000,000 shares of Common Stock, no par value (the "Common Stock"), of the Company (the "Firm Shares"). In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the Underwriters the option to purchase from the Company up to an additional 300,000 shares of Common Stock (the "Additional Shares"). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the "Shares." The Shares are described in the Prospectus which is referred to below.

         The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively called the "Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1, including a prospectus, relating to the Shares. The Company has furnished to you, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses (each thereof being herein called a "Preliminary Prospectus") relating to the Shares. Except where the context otherwise requires, the registration statement, as amended when it becomes effective, including all documents filed as a part thereof, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430(A) under the Act, and, if applicable, any registration statement filed pursuant to Rule 462(b) under the Act, is herein called the "Registration Statement," and the prospectus, in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Act or, if no such filing is required, the form of final prospectus included in the Registration Statement at the time it became effective, is herein called the "Prospectus."
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Underwriting Agreement
Page 2


         The Company and the Underwriters agree as follows:

         1. SALE AND PURCHASE. Upon the basis of the warranties and representations and the other terms and conditions herein set forth, the Company agrees to sell to the respective Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company the aggregate number of Firm Shares set forth opposite the name of such Underwriter in Schedule A attached hereto in each case at a purchase price of $____ per Share. You shall release the Firm Shares for public sale promptly after this Agreement becomes effective. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

         In addition, the Company hereby grants to the several Underwriters the option to purchase, and, upon the basis of the warranties and representations and the other terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares. This option may be exercised at any time (but not more than once) on or before the thirtieth day following the date hereof, by written notice to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the additional time of purchase); provided, however, that the additional time of purchase shall not be earlier than the time of purchase (as defined below) nor earlier than the second business day* after the date on which the option shall have been exercised nor later than the eighth business day after the date on which the option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares).

         2. PAYMENT AND DELIVERY. Payment of the purchase price for the Firm Shares shall be made to the Company by certified or official bank check, in New York Clearing House funds, at the office of Dillon, Read & Co. Inc. in New York City, against


- --------------------

* As used herein, "business day" shall mean a day on which the New York Stock Exchange is open for trading.

Underwriting Agreement
Page 3

delivery of the certificates for the Firm Shares to you for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on ______________, 1996 (unless another time shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 8 hereof). The time at which such payment and delivery are actually made is hereinafter sometimes called the "time of purchase." Certificates for the Firm Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify on the second business day preceding the time of purchase. For the purpose of expediting the checking of the certificates for the Firm Shares by you, the Company agrees to make such certificates available to you for such purpose at least one full business day preceding the time of purchase.

         Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Certificates for the Additional Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify on the second business day preceding the additional time of purchase. For the purpose of expediting the checking of the certificates for the Additional Shares by you, the Company agrees to make such certificates available to you for such purpose at least one full business day preceding the additional time of purchase.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each of the Underwriters that

                  (a) when the Registration Statement becomes effective and at all times subsequent thereto up to the time of purchase and the additional time of purchase, the Registration Statement and the Prospectus, and any supplements or amendments thereto fully complied and will fully comply in all material respects with the provisions of the Act, and the Registration Statement and the Prospectus at all such times did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning the Underwriters and furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use in the Registration Statement or the Prospectus; provided further, that such information furnished by or on behalf of the Underwriters shall be limited to certain information in the section of the Registration Statement and Prospectus entitled "Underwriting;"
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Underwriting Agreement
Page 4


                  (b) as of the date set forth herein, the Company has an authorized capitalization as set forth under the heading entitled "Actual" in the section of the Registration Statement and the Prospectus entitled "Capitalization" and, as of the time of purchase and the additional time of purchase, as the case may be, the Company will have an authorized capitalization as set forth under the heading entitled "As Adjusted" in the section of the Registration Statement and the Prospectus entitled "Capitalization"; all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, nonassessable and free of any preemptive rights; except as described in the Registration Statement and the Prospectus, there are no outstanding rights, subscriptions, warrants, calls, preemptive rights, options or other agreements (collectively, "Stock Rights") of any kind issued by the Company with respect to its capital stock and, to the best of the Company's knowledge, no outstanding Stock Rights issued by any other party with respect to the Company's capital stock; the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of California, with full corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement and to issue and sell the Shares as herein contemplated;

                  (c) the Company does not have any subsidiaries;

                  (d) the Company is duly qualified or licensed to do business by, and is in good standing in, each jurisdiction in which it owns or leases property or conducts its business and in each other jurisdiction in which the failure, individually or in the aggregate, to be so licensed or qualified could have a material adverse effect on the properties, assets, operations, business or condition (financial or otherwise) of the Company (a "Material Adverse Effect"); and the Company is in compliance with all laws, orders, rules, regulations and directives issued or administered by such jurisdictions, except where the failure so to comply could not have a Material Adverse Effect;

                  (e) the Board of Directors of the Company has duly adopted resolutions authorizing the issuance and sale of the Firm Shares and the Additional Shares; and the Firm Shares and the Additional Shares, when issued and delivered to and paid for by the Underwriters as contemplated hereby, will be duly authorized, validly issued and fully paid and nonassessable, and free and clear of any pledge, lien, encumbrance, security interest, preemptive right or other claim;

                  (f) the Company is not in violation of any provision of the Articles of Incorporation or Bylaws of the Company and is not in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a

Underwriting Agreement
Page 5

breach of, or default under), any provision of any obligation, agreement, covenant or condition contained in any license, indenture, lease, mortgage, deed of trust, bank loan, credit agreement or other material agreement or instrument to which the Company is a party or by which it is bound and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), any provisions of the Articles of Incorporation or Bylaws of the Company or under any provision of any license, indenture, lease, mortgage, deed of trust, bank loan, credit agreement or other material agreement or instrument to which the Company is a party or by which it or its properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company;

                  (g) this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general principles of equity, and each of the (i) Collaboration Agreement, dated March 30, 1994, between the Company and Chiron Corporation, and (ii) the Assignment Agreement, dated February 9, 1994, between the Company and the Research Development Foundation is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general principles of equity;

                  (h) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and Prospectus, and the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders;

                  (i) no approval, authorization, consent or order of or filing with any national, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Shares as contemplated hereby other than registration of the Shares under the Act and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters and the review of the fairness and

Underwriting Agreement
Page 6

reasonableness of the proposed underwriting and other terms and arrangements by the National Association of Securities Dealers, Inc. (the "NASD");

                  (j) except as described in the Registration Statement and the Prospectus, no person has the right, contractual or otherwise, to cause the Company to issue to it, or register pursuant to the Act, any shares of capital stock of the Company upon the issue and sale of the Shares to the Underwriters hereunder, nor does any person have preemptive rights, rights of first refusal or other rights to purchase any of the Shares, which rights have not been waived;

                  (k) Ernst & Young LLP, whose reports on the consolidated financial statements of the Company are filed with the Commission as part of the Registration Statement and Prospectus, are independent public accountants as required by the Act;

                  (l) the Company has all permits, licenses, authorizations, consents and approvals and has made all filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all authorizations, consents and approvals from other persons, in order to conduct its business as described in the Registration Statement and the Prospectus; except where the failure to have such permit, license, authorization, consent or approval, to make any such filing or to obtain such authorization consent or approval could not have a Material Adverse Effect, and the Company is not in violation of, or in default under, any such permit, license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company the effect of which could have a Material Adverse Effect;

                  (m) all legal or governmental proceedings, contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required;

                  (n) there are no actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened against the Company or any of its properties, at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which could result in a judgment, decree or order having a Material Adverse Effect;

                  (o) the audited financial statements included in the Registration Statement and the Prospectus present fairly the financial position of the Company as of the dates indicated and the results of operations and cash flows of the Company for the periods specified, subject, in the case of the Company's unaudited financial statements, to normal recurring year-end adjustments; such financial statements have been prepared in
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Underwriting Agreement
Page 7


conformity with generally accepted accounting principles applied on a consistent basis during the periods involved;

                  (p) subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as may be otherwise stated in the Registration Statement and Prospectus, there has not been (i) any material adverse change in the properties, assets, operations, business, regulatory environment, prospects or condition (financial or otherwise), present or prospective, of the Company, (ii) any transaction which is, or the Company reasonably expects could be, material to the Company contemplated or entered into by the Company, or (iii) any obligation, contingent or otherwise, directly or indirectly incurred by the Company which is, or the Company reasonably expects could be, material to the Company;

                  (q) the Company has obtained the agreement of each of its directors and officers and certain of its shareholders designated by you not to sell, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of the Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock for a period of 90 days after the date of the Prospectus without the prior written consent of Dillon, Read & Co. Inc.;

                  (r) the business, operations and facilities of the Company have been and are being conducted in compliance with all applicable laws, ordinances, rules, regulations, licenses, permits, approvals, plans, authorizations or requirements relating to occupational safety and health, pollution, protection of health or the environment, or reclamation (including, without limitation, those relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous or toxic substances, materials or wastes into ambient air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, gaseous or liquid in nature) or otherwise relating to remediating real property in which the Company has any interest, whether owned or leased, of any governmental department, commission, board, bureau, agency or instrumentality of the United States, any state or political subdivision thereof or any foreign jurisdiction and all applicable judicial or administrative agency or regulatory decrees, awards, judgments and order relating thereto (collectively, "Environmental Regulations"), except such failures to comply as would not in the aggregate have a Material Adverse Effect; and the Company has not received any notice from a governmental instrumentality or any third party alleging any violation of any Environmental Regulation or liability thereunder (including, without limitation, liability

Underwriting Agreement
Page 8


for costs of investigating or remediating sites containing hazardous substances or damages to natural resources);

                  (s) the Company is not and, upon the sale of the Shares to be issued and sold in accordance herewith and the temporary investment of the net proceeds of such sale as set forth under the caption "Use of Proceeds" in the Registration Statement and Prospectus, will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and is not, and will not upon such sale be, subject to regulation under the Investment Company Act;

                  (t) to the best of the Company's knowledge after reasonable investigation, no valid United States patent issued to date is or would be infringed by the activities of the Company in the manufacture, use or sale of any drug or component thereof or other material as described in the Registration Statement and Prospectus;

                  (u) the issued patents owned by or licensed to the Company and described in the Registration Statement and Prospectus are valid and enforceable patents and, except as described in the Registration Statement and Prospectus, no other entity or individual has any right or claim in any of such issued patents; the patent applications owned by or licensed to the Company and described in the Registration Statement and Prospectus have been properly prepared and filed and are being diligently pursued on behalf of the Company; and each of such patent applications is owned or controlled by the Company, and no other entity or individual has any right or claim in any of the patent applications or any patent to be issued therefrom, except as described in the Registration Statement and Prospectus; and each patent application owned by or licensed to the Company and described in the Registration Statement and Prospectus discloses patentable subject matter;

                  (v) except as described in the Registration Statement and Prospectus, there are no judicial proceedings pending relating to patents, patent applications or proprietary information to which the Company is a party or of which any property of the Company is subject, and to the best of the Company's knowledge, no such judicial proceedings are threatened by governmental authorities or others;

                  (w) the Company owns or possesses sufficient licenses or other rights to use all patents, patent applications, trademarks, copyrights, trade names, trade secrets, technology and know-how necessary to conduct the Company's business as described in the Registration Statement and Prospectus; and the assignment of the patents and patent applications to which the Company has exclusive rights under the Assignment Agreement, dated February 9, 1994, between the Company and the Research

Underwriting Agreement
Page 9

Development Foundation, as described in the Registration Statement and the Prospectus, has been properly prepared and filed on behalf of the Company with the appropriate governmental agency or agencies and is in full force and effect;

                  (x) except as described in the Registration Statement and Prospectus, the Company is not aware of any pending or threatened action, suit, proceeding or claim by others that the Company is infringing or otherwise violating any patents or patent applications of others and is not aware of any rights of third parties to any of the patents or patent applications owned by or licensed to the Company which could have a material adverse effect on the use thereof by the Company; and the Company is not aware of any pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any patents or patent applications owned by or licensed to the Company;

                  (y) the Company has filed with the United States Food and Drug Administration (the "FDA"), and all applicable state and local regulatory bodies, for and received approval of all registrations, applications, licenses, requests for exemptions, permits and other regulatory authorizations necessary to conduct the Company's business as it is described in the Registration Statement and Prospectus based on all available information provided to the Company through the date hereof by applicable regulatory authorities; the Company is in compliance with all such registrations, applications, licenses, requests for exemptions, permits and other regulatory authorizations, and all applicable FDA, state and local rules, regulations, guidelines and policies, including, but not limited to, applicable FDA, state and local rules, regulations and policies relating to current good manufacturing practice and current good laboratory practice, except where the failure so to comply would not have a Material Adverse Effect; and the Company has no reason to believe that any party granting any such registration, application, license, request for exemption, permit or other authorization is considering limiting, suspending or revoking the same and knows of no basis for any such limitation, suspension or revocation; and

                  (z) the human clinical trials, animal studies and other preclinical tests conducted by the Company or in which the Company has participated that are described in the Registration Statement and Prospectus or the results of which are referred to in the Registration Statement and Prospectus, and such studies and tests conducted on behalf of the Company, were and, if still pending, are being conducted in accordance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards for the preclinical or clinical study of new drugs; the descriptions of the results of such studies, tests and trials contained in the Registration Statement and Prospectus are accurate and complete in all material respects, and the Company has no knowledge of any other trials, studies or tests, the results of which reasonably call into

Underwriting Agreement
Page 10

question the results described or referred to in the Registration Statement and Prospectus; and the Company has not received any notices or correspondence from the FDA or any other governmental agency requiring the termination, suspension or modification of any animal studies, preclinical tests or clinical trials conducted by or on behalf of the Company or in which the Company has participated that are described in the Registration Statement and Prospectus or the results of which are referred to in the Registration Statement and Prospectus.

         4. CERTAIN COVENANTS OF THE COMPANY. The Company hereby agrees:

                  (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as you may designate and to maintain such qualifications in effect so long as required for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

                  (b) to make available to you in New York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act;

                  (c) to advise you promptly and (if requested by you) to confirm such advice in writing, (i) when the Registration Statement (including any registration statement filed pursuant to Rule 462(b) under the Act) has become effective and when any post-effective amendment thereto becomes effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner under such Rules);

                  (d) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the

Underwriting Agreement
Page 11

lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or Prospectus and to file no such amendment or supplement to which you shall object in writing;

                  (e) to furnish to you and, upon request, to each of the other Underwriters for a period of five years from the date of this Agreement (i) copies of any reports or other communications which the Company shall send to its shareholders generally or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission, (iii) copies of any document in the form filed with the Commission by the Company pursuant to Sections 12, 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (iv) such other information as you may reasonably request regarding the Company;

                  (f) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a Prospectus relating to the Shares is required to be delivered under the Act which, in the judgment of the Company, would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish you a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

                  (g) to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement but ending not later than fifteen months after the effective date of the Registration Statement, as soon as is reasonably practicable after the termination of such twelve-month period;

                  (h) to furnish to you or your counsel three signed copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) and sufficient conformed copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

Underwriting Agreement
Page 12


                  (i) to furnish to you as early as practicable prior to the time of purchase and the additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim financial statements, if any, of the Company which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 6(b) of this Agreement;

                  (j) to apply the net proceeds from the sale of the Shares in the manner set forth under the caption "Use of Proceeds" in the Prospectus;

                  (k) to use its best efforts to cause the Common Stock to be authorized for listing by the Nasdaq National Market upon official notice of issuance;

                  (l) to pay all out-of-pocket expenses, fees and taxes (other than any transfer taxes and fees and disbursements of counsel for the Underwriters except as set forth under Section 5 hereof and (iii) and (iv) below) in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment),
(ii) the issue, sale and delivery of the Shares, (iii) the word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Statements of Information and Powers of Attorney and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws and the laws of any province of Canada and the determination of their eligibility for investment under such law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on any securities exchange or qualification of the Shares to be included in the Nasdaq National Market and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Shares by the NASD and (vii) the performance of the Company's other obligations hereunder; and

                  (m) not to sell, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock or permit the registration under the Act of any shares of Common Stock, except for (i) the registration of the Shares and the sales to the Underwriters pursuant to this Agreement, (ii) issuances of Common Stock upon the exercise of outstanding options,

Underwriting Agreement
Page 13


warrants and debentures, and (iii) the grant of options or rights to purchase no more than an aggregate of 200,000 shares of Common Stock to employees, consultants and directors of the Company pursuant to the stock option plans of the Company in effect on the date hereof as approved by the Board of Directors of the Company, for a period of 90 days after the date hereof, without the prior written consent of Dillon, Read & Co. Inc.

         5. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the first two paragraphs of Section 8 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel.

         6. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof and at the time of purchase (and the several obligations of the Underwriters at the additional time of purchase are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof and at the time of purchase (unless previously waived) and at the additional time of purchase, as the case may be), the performance by the Company of its obligations hereunder and to the following conditions:

                  (a) The Company shall furnish to you at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Brobeck, Phleger & Harrison, counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form satisfactory to Cooley Godward Castro Huddleson & Tatum, counsel for the Underwriters, stating that:

                           (i) the Company has been duly incorporated and is
validly existing as a corporation in good standing under the laws of the State of California, with full corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus, execute and deliver this Agreement and issue, sell and deliver the Shares as herein contemplated;

                          (ii) the Company is duly qualified to do business as a
foreign corporation, and is in good standing in each state or jurisdiction of the United States where its failure, individually or in the aggregate, to do so would have a material adverse effect on the properties, assets, operations, business or condition (financial or otherwise) of the Company;

Underwriting Agreement
Page 14


                  (iii) this Agreement has been duly authorized, executed and delivered by the Company;

                  (iv) the Shares, when issued and delivered to and paid for by the Underwriters in accordance with this Agreement, will be duly authorized, validly issued, fully paid and nonassessable and free of any preemptive rights;

                  (v) the outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are, to the best of such counsel's knowledge, fully paid and nonassessable;

                  (vi) the authorized capital stock of the Company, including the Shares, conforms as to legal matters in all material respects to the description thereof contained in the Registration Statement and Prospectus; the certificates for the Shares are in due and proper form;

                  (vii) the Registration Statement and the Prospectus (except as to the financial statements and schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act;

                  (viii) the Registration Statement has become effective under the Act, and, to the best of such counsel's knowledge, no stop order proceedings suspending the effectiveness of the Registration Statement have been instituted or threatened or are pending under the Act;

                  (ix) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or regulation or the articles of incorporation or bylaws of the Company, or, to such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its property, or to such counsel's knowledge, constitute a breach or default under (nor constitute any event which, with notice, lapse of time or both, would constitute a breach or default under) any agreement or other instrument filed as an exhibit to the Registration Statement and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or blue sky laws of the various states or other jurisdictions (on which such counsel expresses no opinion) in connection with the purchase and distribution of the Shares by the Underwriters.

Underwriting Agreement
Page 15


Registration Statement or under any law, regulation or rule or any decree, judgment or order applicable to the Company;

                  (x) such counsel is not aware of any legal or governmental proceeding pending or threatened to which the Company is or may become a party or to which any of the properties of the Company is or may become subject that is required to be described in the Registration Statement or the Prospectus and is not so described, or of any statute, regulation, contract or other document that is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed as required;

                  (xi) such counsel is not aware that there is any action, proceeding or governmental investigation pending, against the Company or any of its officers or directors, which are required to be described in the Prospectus but are not so described;

                  (xii) to the best of such counsel's knowledge and except as otherwise described in the Registration Statement and the Prospectus, no person has the right, contractual or otherwise, to cause the Company to issue to it, or register pursuant to the Act, any shares of capital stock of the Company upon the sale of the Shares to the Underwriters, nor does any person have preemptive rights, rights of first refusal or other rights to purchase any of the Shares; and

                  (xiii) the description of the charter and bylaws of the Company and of statutes and contracts contained in "Risk Factors -- Registration Rights; Lockup," "Risk Factors -- Possible Anti-Takeover Effect of Certain Charter Provisions," "Business -- Legal Proceedings," "Management," "Certain Transactions" and "Description of Capital Stock" (other than the statements under "--Transfer Agent and Registrar") and in Items 14 and 15 of Part II of the Registration Statement are accurate and fairly present the information required to be presented by the Act or the Rules and Regulations.

      In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as and to the extent stated in subparagraphs (vi), (vii), (viii) and (xvi) above), on the basis of the foregoing nothing has come to the attention of such counsel that causes it to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective and at all

Underwriting Agreement
Page 16


times up to and including the time of purchase or additional time of purchase, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of such Prospectus or such supplement, and at all times up to and including the time of purchase or additional time of purchase, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement or Prospectus).

             (b) The Company shall furnish to you at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Hyman, Phelps & McNamara, P.C., special FDA counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in a form reasonably satisfactory to Cooley Godward Castro Huddleson & Tatum, counsel for the Underwriters, stating that the statements in the Registration Statement and Prospectus appearing under the captions "Risk Factors
- -- Government Regulation; Uncertainty of Obtaining Regulatory Approval," "Business -- Product Research and Development Programs" and "Business - Government Regulation" and other statements and references in the Registration Statement and Prospectus to United States Federal regulatory matters, insofar as such statements and references constitute descriptions or summaries of matters of the law arising out of the Orphan Drug Act, the Federal Food, Drug and Cosmetic Act and applicable FDA regulations, are accurate and complete in all material respects.

             (c) The Company shall furnish to you at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Fish & Richardson, P.C., patent counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in a form reasonably satisfactory to Cooley Godward Castro Huddleson & Tatum, counsel for the Underwriters, stating that:

                  (i) the statements in the Registration Statement and Prospectus appearing under the captions "Risk Factors -- Patents and Proprietary Technology" and "Business -- Patents and Proprietary Rights" and other statements and references in the Registration Statement and Prospectus to patents and patent applications owned by and licensed to the Company, insofar as such statements and references constitute descriptions or summaries of patents or patent applications owned by and licensed to the Company or

Underwriting Agreement
Page 17



documents and proceedings relating thereto, are accurate and complete in all material respects;

                  (ii) such counsel has reviewed the patents and patent applications owned by the Company and filed or pending in the United States, including, without limitation, those patents and patent applications assigned to the Company by the Research Development Foundation, and based upon such review, a review of the United States patents of record in the patents and patent applications owned by the Company and discussions with Company scientific personnel, such counsel is not aware of any valid United States patent that is or would be infringed by the activities of the Company in the manufacture, use or sale of any proposed product, drug or other material as described in the Registration Statement and Prospectus and made or used according to the claims of the United States patents and patent applications owned by the Company;

                  (iii) the assignment of the patents and patent applications to which the Company has exclusive rights under the Assignment Agreement, dated February 9, 1994, between the Company and the Research Development Foundation, as described in the Registration Statement and Prospectus, has been properly prepared and filed on behalf of the Company with the appropriate governmental agency or agencies and is in full force and effect;

                  (iv) such counsel has reviewed the patent applications owned by or licensed to the Company, including, without limitation, those patent applications assigned to the Company by the Research Development Foundation, have been properly prepared and filed on behalf of the Company and are being diligently pursued on behalf of the Company; to such counsel's knowledge and except as described in the Registration Statement and Prospectus, no other entity or individual has any right or claim in any of such patents or patent applications;

                  (v) to such counsel's knowledge, the Company owns or possesses sufficient licenses or other rights to practice in the United States the specific embodiments of technology disclosed and claimed in the patents and patent applications of the Company described in the Registration Statement and Prospectus; and

                  (vi) such counsel is not aware of (a) any pending or threatened action, suit, proceeding or claim by others that the Company is infringing or otherwise violating any patents of others or (b) any pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of the patents and patent applications owned by or licensed to the Company, including, without limitation, those patents and patent applications assigned to the Company by the Research Development Foundation.

Underwriting Agreement
Page 18



            (d) You shall have received from Ernst & Young LLP letters dated, respectively, the date of this Agreement and the time of purchase and additional time of purchase, as the case may be, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms heretofore approved by Dillon, Read & Co. Inc.

            (e) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, the opinion of Cooley Godward Castro Huddleson & Tatum, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, as to the matters referred to in subparagraphs (iii), (iv), (v) (as to subclause (a) only), (vi) and (vii) of paragraph (a) of this Section 6.

      In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, counsel for the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except as to matters referred to under subparagraph (vii) of paragraph (a) of this Section 6), on the basis of the foregoing, no facts have come to the attention of such counsel which lead it to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date or any supplement thereto as of its date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no comment with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement or Prospectus).

            (f) No amendment or supplement to the Registration Statement or Prospectus shall be filed prior to the time the Registration Statement becomes effective to which you object in writing.

            (g) The Registration Statement shall become effective at or before 5:00 P.M. on the date of this Agreement and, if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the

Underwriting Agreement
Page 19




Act at or before 5:00 P.M., New York City time, on the second full business day after the date of this Agreement; provided, however, that the Company and you and any group of Underwriters, including you, who have agreed hereunder to purchase in the aggregate at least 50% of the Firm Shares may from time to time agree on a later date.

            (h) Prior to the time of purchase or the additional time of purchase, as the case may be, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

            (i) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, (i) no material adverse change (other than as referred to in the Registration Statement and Prospectus) in the properties, assets, operations, business, prospects or condition (financial or otherwise) of the Company shall occur or become known and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company; and (iii) there has not been any obligation, contingent or otherwise, directly or indirectly incurred by the Company, which would have a Material Adverse Effect.

            (j) The Company will, at the time of purchase or additional time of purchase, as the case may be, deliver to you a certificate of two of its executive officers to the effect that the representations and warranties of the Company as set forth in this Agreement are true and correct and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to each such date.

            (k) You shall have received signed letters, dated the date of this Agreement, from each of the directors and officers of the Company and certain shareholders of the Company designated by you as contemplated by Section 3(q) to the effect set forth in such Section.

            (l) The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration

Underwriting Agreement
Page 20



Statement and the Prospectus as of the time of purchase and the additional time of purchase, as the case may be, as you may reasonably request.

            (m) The Company shall perform such of its obligations under this Agreement as are to be performed by the terms hereof at or before the time of purchase and at or before the additional time of purchase, as the case may be.

            (n) The Shares shall have been approved for listing on the Nasdaq National Market, subject only to notice of issuance at or prior to the time of purchase.

      7. EFFECTIVE DATE OF AGREEMENT; TERMINATION. This Agreement shall become effective (i) if Rule 430A under the Act is not used, when you shall have received notification of the effectiveness of the Registration Statement, or
(ii) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.

      The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of you or any group of Underwriters (which may include you) which has agreed to purchase in the aggregate at least 50% of the Firm Shares, if, at any time prior to the time of purchase or, with respect to the purchase of any Additional Shares, the additional time of purchase, as the case may be, trading in securities on the New York Stock Exchange shall have been suspended or minimum prices shall have been established on the New York Stock Exchange, or if a banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in your judgment or in the judgment of such group of Underwriters, to make it impracticable to market the Shares.

      If you or any group of Underwriters elects to terminate this agreement as provided in this Section 7, the Company and each other Underwriter shall be notified promptly by letter or telegram.

      If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(l), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

Underwriting Agreement
Page 21




      8. INCREASE IN UNDERWRITERS' COMMITMENTS. If any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the nondefaulting Underwriters shall take up and pay for (in addition to the aggregate principal amount of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set opposite the names of such non-defaulting Underwriters in Schedule A.

      Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval). If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected. The term Underwriter as used in this agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule A.

      9. INDEMNITY BY THE COMPANY AND THE UNDERWRITERS.

         (a) The Company agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, and the agents, employees, officers and directors of any Underwriter or any such controlling person (collectively, the "Underwriter indemnified parties") from and against any loss, expense, liability or claim (including the reasonable fees and expenses of counsel and other expenses in connection with investigating, defending or settling any such action or claim) which, jointly or severally, such person may incur as they are incurred (and regardless of whether the Underwriter indemnified party is a party to the litigation, if any), arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective

Underwriting Agreement
Page 22


amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arising out of or based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by any Underwriter through you to the Company expressly for use with reference to such Underwriter in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in either such Registration Statement or Prospectus or necessary to make such information not misleading; provided, however, that the indemnity agreement contained in this subsection (a) with respect to any Preliminary Prospectus or amended Preliminary Prospectus shall not inure to the benefit of any Underwriter indemnified party if the Prospectus corrected any such alleged untrue statement or omission giving rise to such losses, expenses, liabilities or claims and you or such Underwriter indemnified party failed to send or give a copy of the final Prospectus (i.e., the Prospectus forming part of the Registration Statement (including any registration statement filed pursuant to Rule 462(b) under the Act) at the time of effectiveness under the Act or the Prospectus filed pursuant to Rule 424(b) if Rule 430A under the Act is applicable) to the person in respect of whom such losses, expenses, liabilities or claims arose at or prior to the written confirmation of the corresponding sale of such Shares to such person.

          (b) If any action or proceeding (including any governmental or regulatory investigation or proceeding) is brought against an Underwriter indemnified party or parties in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such Underwriter indemnified party or parties shall promptly notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment of counsel and payment of expenses. Such Underwriter indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, (ii) the Company shall not have employed counsel to have charge of the defense of such action promptly after having received notice of such action, or (iii) such Underwriter indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the

Underwriting Agreement
Page 23


Company shall not have the right to direct the defense of such action on behalf of the Underwriter indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (other than local counsel) in any one action or series of related actions in the same jurisdiction representing the Underwriter indemnified party or parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent.

          (c) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively, the "Company indemnified parties") from and against any loss, expense, liability or claim to the same extent as the indemnity from the Company to the Underwriter indemnified parties contained in Section 9(a) hereof, but only with respect to information furnished in writing by the Underwriters through you to the Company expressly for use in the Registration Statement, the Prospectus or any Preliminary Prospectus. In case any action shall be brought against any Company indemnified party based on the Registration Statement, the Prospectus or any Preliminary Prospectus and in respect of which indemnity may be sought against the Underwriters pursuant to this Section 9(c), the Underwriters shall have the rights and duties given to the Company by Section 9(b) hereof (except that if the Company shall have assumed the defense thereof, the Underwriters shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, provided that the fees and expenses of such counsel shall be at the Underwriters' expense), and the Company indemnified parties shall have the rights and duties given to the Underwriter indemnified parties by Section 9(b) hereof.

          (d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under
Section 9(a) or Section 9(c) in respect of any loss, expense, liability or claim referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, expense, liability or claim (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such loss, expense, liability or claim, as well as any other

Underwriting Agreement
Page 24



relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters (such information so furnished by the Underwriters shall be limited to certain information in the Underwriting section of the Preliminary Prospectus and Prospectus) and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, expenses, liabilities and claims referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

          (e) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(d). Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriter's obligations to contribute pursuant to this
Section 9 are several in proportion to their respective underwriting commitments and not joint.

          (f) The indemnity and contribution agreements contained in this
Section 9 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter indemnified party, or by or on behalf of any Company indemnified party, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it or a related

Underwriting Agreement
Page 25




indemnified party in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or Prospectus.

      10. NOTICES. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to Dillon, Read & Co. Inc., 535 Madison Avenue, New York, NY 10022, Attention:
Syndicate Department; and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 10450 Science Center Drive, San Diego, CA 92121 Attention: President.

      11. CONSTRUCTION. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflict or choice of law. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

      12. PARTIES IN INTEREST. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company and the controlling persons, directors and officers referred to in Section 9 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

      13. COUNTERPARTS. This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties.

      14. SEVERABILITY. If any provision of this Agreement shall, for any reason, be invalid, illegal or unenforceable, the validity, legality and unenforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

      If the foregoing correctly sets forth the understanding among the Company and the Underwriters, please so indicate in the space provided below for the purpose, whereupon

Underwriting Agreement
Page 26



this letter and your acceptance shall constitute a binding agreement among the Company and the Underwriters, severally.

                                             Very truly yours,
                                             DEPOTECH CORPORATION


                                             By: ____________________________
                                             Title: _________________________

Accepted and agreed to as of the date first above written, on behalf of themselves and the other several Underwriters named in Schedule A

DILLON, READ & CO. INC.
UBS SECURITIES LLC
VECTOR SECURITIES INTERNATIONAL, INC.

By:  DILLON, READ & CO. INC.


By: _________________________

Title: ______________________

                                   SCHEDULE A

                                                                 NUMBER OF
UNDERWRITER                                                      FIRM SHARES
Dillon, Read & Co. Inc.....................
UBS Securities LLC..........................
Vector Securities International, Inc........

                  TOTAL.....................                     2,000,000